UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 4, 2017

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Approval of Fiscal 2018 Corporate Bonus Plan

On December 4, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of Sanmina Corporation (the “Company”) approved the Fiscal Year 2018 Corporate Bonus Plan (the “2018 Plan”). The 2018 Plan contains targets for the Company’s revenue, non-GAAP operating margin, cash flow from operations and other, inventory turns, return on invested capital and earnings before interest, taxes, depreciation and amortization for fiscal 2018. The Company’s performance for fiscal 2018 will be measured against these targets.  Should the Company not achieve a minimum performance against these targets, no incentive compensation shall be payable under the 2018 Plan. Each 2018 Plan participant’s actual incentive compensation for fiscal 2018 will be determined by reference to his or her target incentive compensation, the Company’s achievement against its targets and achievement of the participant’s individual/divisional performance goals for fiscal 2018. Target individual incentive compensation payable under the 2018 Plan is expressed as a percentage of base salary and, for executive officers of the Company, ranges from 65% to 150%.  The Committee retains the right to terminate or amend the 2018 Plan in any respect, including increasing or decreasing Company and individual incentive compensation targets, and can also adjust an individual’s incentive compensation up or down on a discretionary basis.

Appointment of Principal Accounting Officer

Also on December 4, 2017, the Board of Directors of the Company appointed Brent Billinger as Principal Accounting Officer of the Company, effective the same day.

Mr. Billinger, 53, has served as the Company’s Senior Vice President and Corporate Controller since October 2017. He joined the Company in June 2008 as Vice President of Finance, External Reporting, and was promoted to Assistant Corporate Controller in 2014.  Prior to joining the Company, Mr. Billinger held Corporate Controller positions at several public companies including Silicon Image, Foundry Networks and Mercury Interactive.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

By:	/s/ David R. Anderson
David R. Anderson
Executive Vice President and Chief Financial Officer

Date:  December 8, 2017